Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

THE BANK OF NEW YORK MELLON

TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

95-3571558
(Jurisdiction of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

400 South Hope Street Suite 400 Los Angeles, California	90071
(Address of principal executive offices)	(Zip code)

TransDigm Inc.

(Exact name of obligor as specified in its charter)

Delaware	34-1750032
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

TransDigm Group Incorporated

(Exact name of obligor as specified in its charter)

Delaware	41-2101738
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

CHAMPION AEROSPACE LLC

(Exact name of obligor as specified in its charter)

Delaware	58-2623644
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1230 Old Norris Road Liberty, South Carolina	29657
(Address of principal executive offices)	(Zip code)

ADAMS RITE AEROSPACE, INC.

(Exact name of obligor as specified in its charter)

California	95-4056812
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

4141 North Palm Street Fullerton, California	92835
(Address of principal executive offices)	(Zip code)

MARATHONNORCO AEROSPACE, INC.

(Exact name of obligor as specified in its charter)

Delaware	74-2707437
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

8301 Imperial Drive Waco, Texas	76712
(Address of principal executive offices)	(Zip code)

AVIONIC INSTRUMENTS LLC

(Exact name of obligor as specified in its charter)

Delaware	13-2666109
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1414 Randolph Avenue Avenel, New Jersey	07001-2402
(Address of principal executive offices)	(Zip code)

SKURKA AEROSPACE INC.

(Exact name of obligor as specified in its charter)

Delaware	20-2042650
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

4600 Calle Bolero, P.O. Box 2869 Camarillo, California	93011-2869
(Address of principal executive offices)	(Zip code)

CDA INTERCORP LLC

(Exact name of obligor as specified in its charter)

Florida	59-1285683
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

450 Goolsby Blvd. Deerfield, Florida	33442
(Address of principal executive offices)	(Zip code)

AVIATION TECHNOLOGIES, INC.

(Exact name of obligor as specified in its charter)

Delaware	04-3750236
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

AVTECHTYEE, INC.

(Exact name of obligor as specified in its charter)

Washington	91-0761549
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

6500 Merrill Creek Parkway Everett, Washington	98203
(Address of principal executive offices)	(Zip code)

TRANSICOIL LLC

(Exact name of obligor as specified in its charter)

Delaware	26-0084182
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

9 Iron Bridge Drive Collegeville, Pennsylvania	19426
(Address of principal executive offices)	(Zip code)

AVIONICS SPECIALTIES, INC.

(Exact name of obligor as specified in its charter)

Virginia	54-1648275
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

AEROCONTROLEX GROUP, INC.

(Exact name of obligor as specified in its charter)

Delaware	26-0379798
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

4223 Monticello Blvd. South Euclid, Ohio	44121
(Address of principal executive offices)	(Zip code)

ACME AEROSPACE, INC.

(Exact name of obligor as specified in its charter)

Delaware	16-0324980
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

528 W. 21st Street, Suite 6 Tempe, Arizona	85282
(Address of principal executive offices)	(Zip code)

DUKES AEROSPACE, INC.

(Exact name of obligor as specified in its charter)

Delaware	27-1368976
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

9060 Winnetka Avenue Northridge, California	91324
(Address of principal executive offices)	(Zip code)

PNEUDRAULICS, INC.

(Exact name of obligor as specified in its charter)

California	95-1961299
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

BRUCE AEROSPACE INC.

(Exact name of obligor as specified in its charter)

Delaware	26-0658833
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

101 Evans Avenue Dayton, Nevada	89403
(Address of principal executive offices)	(Zip code)

SEMCO INSTRUMENTS, INC.

(Exact name of obligor as specified in its charter)

Delaware	95-2500600
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

25700 Rye Canyon Road Valencia, California	91355
(Address of principal executive offices)	(Zip code)

CEF INDUSTRIES, LLC

(Exact name of obligor as specified in its charter)

Delaware	36-2056886
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

320 South Church Street Addison, Illinois	60101
(Address of principal executive offices)	(Zip code)

HARTWELL CORPORATION

(Exact name of obligor as specified in its charter)

California	95-1936254
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

900 S. Richfield Road Placentia, California	92870
(Address of principal executive offices)	(Zip code)

MCKECHNIE AEROSPACE HOLDINGS, INC.

(Exact name of obligor as specified in its charter)

Delaware	26-0181650
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

MCKECHNIE AEROSPACE INVESTMENTS, INC.

(Exact name of obligor as specified in its charter)

Delaware	58-2430801
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

MCKECHNIE AEROSPACE US LLC

(Exact name of obligor as specified in its charter)

Delaware	27-0127704
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

TEXAS ROTRONICS, INC.

(Exact name of obligor as specified in its charter)

Texas	74-2925673
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

601 West Elizabeth Street Brownsville, Texas	78520
(Address of principal executive offices)	(Zip code)

MCKECHNIE AEROSPACE DE, INC.

(Exact name of obligor as specified in its charter)

Delaware	20-8964837
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

ELECTROMECH TECHNOLOGIES LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	94-3033701 (I.R.S. employer identification no.)

2600 S. Custer Ave. Wichita, Kansas (Address of principal executive offices)	67217 (Zip code)

AIRBORNE SYSTEMS NORTH AMERICA OF NJ INC.

(Exact name of obligor as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	22-3348756 (I.R.S. employer identification no.)

5800 Magnolia Ave. Pennsauken, New Jersey (Address of principal executive offices)	08109 (Zip code)

TELAIR US LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	47-3239760 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

SCHNELLER LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	87-0802616 (I.R.S. employer identification no.)

6019 Powdermill Rd. Kent, Ohio (Address of principal executive offices)	44240 (Zip code)

HARCO LLC

(Exact name of obligor as specified in its charter)

Connecticut (State or other jurisdiction of incorporation or organization)	06-0691144 (I.R.S. employer identification no.)

186 Cedar Street Branford, Connecticut (Address of principal executive offices)	06405 (Zip code)

TELAIR INTERNATIONAL LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	47-3558532 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

AMSAFE GLOBAL HOLDINGS, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-1268176 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

BRIDPORT HOLDINGS, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	74-3127247 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

AMSAFE, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-3363619 (I.R.S. employer identification no.)

1043 N. 47th Avenue Phoenix, Arizona (Address of principal executive offices)	85043 (Zip code)

PEXCO AEROSPACE, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	47-3865989 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

SHIELD RESTRAINT SYSTEMS, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	86-0774924 (I.R.S. employer identification no.)

22937 Gallatin Way Elkhart, Indiana (Address of principal executive offices)	46514 (Zip code)

BRIDPORT ERIE AVIATION, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	25-1861935 (I.R.S. employer identification no.)

1317 West 12th Street Erie, Pennsylvania (Address of principal executive offices)	16501 (Zip code)

BRIDPORT-AIR CARRIER, INC.

(Exact name of obligor as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	91-1887382 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

ARKWIN INDUSTRIES, INC.

(Exact name of obligor as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	11-1696632 (I.R.S. employer identification no.)

686 Main Street Westbury, New York (Address of principal executive offices)	11590 (Zip code)

WHIPPANY ACTUATION SYSTEMS, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	46-3033189 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

AEROSONIC LLC

(Exact name of obligor as specified in its charter)

Delaware	74-1668471
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1212 North Hercules Ave Clearwater, Florida	33765
(Address of principal executive offices)	(Zip code)

AIRBORNE ACQUISITION, INC.

(Exact name of obligor as specified in its charter)

Delaware	27-1422895
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

AIRBORNE GLOBAL, INC.

(Exact name of obligor as specified in its charter)

Delaware	27-1422997
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

AIRBORNE SYSTEMS NORTH AMERICA INC.

(Exact name of obligor as specified in its charter)

Delaware	02-0805976
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

AIRBORNE HOLDINGS, INC.

(Exact name of obligor as specified in its charter)

Delaware	27-1422954
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

AIRBORNE SYSTEMS NORTH AMERICA OF CA INC.

(Exact name of obligor as specified in its charter)

Delaware	13-3518559
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

3701 West Warner Ave. Santa Ana, California	92704
(Address of principal executive offices)	(Zip code)

AIRBORNE SYSTEMS NA INC.

(Exact name of obligor as specified in its charter)

Delaware	22-3396247
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

6.500% Senior Subordinated Notes due 2025

and Guarantees of 6.500% Senior Subordinated Notes due 2025

(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219

Federal Reserve Bank	San Francisco, CA 94105

Federal Deposit Insurance Corporation	Washington, DC 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 6th day of November, 2015.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Lawrence M. Kusch
Name:	Lawrence M. Kusch
Title:	Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 400 South Hope Street, Suite 400, Los Angeles, CA 90071

At the close of business June 30, 2015, published in accordance with Federal regulatory authority instructions.

Dollar amounts in thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	25,706
Interest-bearing balances	215,394
Securities:
Held-to-maturity securities	0
Available-for-sale securities	661,987
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	0
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	12,228
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	856,313
Other intangible assets	90,615
Other assets	126,234

Total assets	$1,988,477

1

LIABILITIES
Deposits:
In domestic offices	520
Noninterest-bearing	520
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	0
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	279,598
Total liabilities	280,118
Not applicable
EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,122,352
Not available
Retained earnings	584,561
Accumulated other comprehensive income	446
Other equity capital components	0
Not available
Total bank equity capital	1,708,359
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,708,359

Total liabilities and equity capital	1,988,477

I, Matthew J. McNulty, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Matthew J. McNulty        )         CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Antonio I. Portuondo, President	)
William D. Lindelof, Director	)	Directors (Trustees)
Alphonse J. Briand, Director	)

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